Exhibit 4.1

                                        $

                          11 1/4% SENIOR NOTES DUE 2001
                          12 1/8% SENIOR NOTES DUE 2002
                   13 1/4% SENIOR SUBORDINATED NOTES DUE 2003

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                          REGISTRATION RIGHTS AGREEMENT

                            Dated as of June 11, 1999

                                      Among

                             SFC NEW HOLDINGS, INC.

                                       and

                  Holders of the 11 1/4% Senior Notes due 2001,
                      the 12 1/8% Senior Notes due 2002 and
                 the 13 1/4% Senior Subordinated Notes due 2003

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

                                TABLE OF CONTENTS

                                                                            Page

1.    Registered Exchange Offer..............................................1

2.    Shelf Registration.....................................................5

3.    Liquidated Damages.....................................................6

4.    Hold-Back Agreements...................................................7

5.    Registration Procedures................................................8

6.    Registration Expenses.................................................12

7.    Indemnification.......................................................12

8.    Contribution..........................................................15

9.    Rules 144 and 144A....................................................16

10.   Underwritten Registrations............................................16

11.   Miscellaneous.........................................................17
      (a)   Amendments and Waivers..........................................17
      (b)   Notices.........................................................17
      (c)   Successors and Assigns..........................................18
      (d)   Counterparts....................................................18
      (e)   Definition of Terms.............................................18
      (f)   Headings........................................................18
      (g)   Governing Law...................................................18
      (h)   No Inconsistent Agreements......................................18
      (i)   No Piggyback on Registrations...................................18
      (j)   Severability....................................................19
      (k)   Entire Agreement................................................19
      (l)   Attorneys' Fees.................................................19
      (m)   Securities Held by the Company or its Affiliates................19

                          REGISTRATION RIGHTS AGREEMENT

            REGISTRATION RIGHTS AGREEMENT, dated as of June 11, 1999 (this "Agreement"), by and among SFC New Holdings, Inc., a Delaware corporation (the "Company") and the Holders of Securities (as defined herein) who have received Securities pursuant to the Initial Exchange Offer (as defined herein) or in any subsequent exchange offer (the "Holders").

            The Company proposes to exchange up to $575,000,000 aggregate principal amount of its newly issued 11 1/4% Senior Notes due 2001, 12 1/8% Senior Notes due 2002 and 13 1/4% Senior Subordinated Notes due 2003 (collectively, the "Securities" and each a "Security") and up to $141,480,785 aggregate principal amount of 11% Senior Subordinated Discount Debentures due 2009 issued by SFC Sub, Inc., a Delaware corporation ("SFC Sub") for any and all of the $575,000,000 aggregate principal amount of outstanding SFC Notes (as defined herein) issued by Specialty Foods Corporation, a Delaware corporation ("SFC") (such offer is referred to as the "Initial Exchange Offer"), upon the terms and subject to the conditions set forth in the Offer to Exchange and Consent Solicitation dated May 10, 1999 of the Company (the "Offering Circular"). The SFC Notes are, collectively, (i) the 10 1/4% Senior Notes due 2001, (ii) the 11 1/8% Senior Notes due 2002 and (iii) the 11 1/4% Senior Subordinated Notes due 2003 issued by SFC.

            The Securities are being offered exclusively to holders of the SFC Notes. As an inducement to the holders of the SFC Notes to tender their SFC Notes pursuant to the Initial Exchange Offer, the Company has undertaken to register each class of the Exchange Securities (as defined herein) under the Securities Act and to take certain other actions with respect to the Exchange Securities.

            Simultaneously with the registration of the Exchange Securities to be issued in exchange for Securities, the Company will offer to exchange Exchange Securities for all of the outstanding SFC Notes not validly tendered pursuant to the Initial Exchange Offer (the "Remaining Securities").

            Capitalized terms used but not defined herein shall have the meanings given to such terms in the Offering Circular.

            In consideration of the premises and the mutual agreements set forth herein, the parties hereto hereby agree as follows:

            1. Registered Exchange Offer. The Company shall (i) prepare and, promptly, but in any event, not later than 120 days following the date of original issuance of the Securities (the "Original Issue Date"), file with the Securities and Exchange Commission (the "Commission") a registration statement (the "Exchange Offer Registration Statement") on an appropriate form under the Securities Act with respect to a proposed offer to the Holders of the Securities or Remaining Securities

(the "Registered Exchange Offer") (x) to issue and deliver to such Holders of the Securities, in exchange for each class of the Securities or Remaining Securities, a like aggregate principal amount of debt securities of the Company (collectively, the "Exchange Securities" and individually an "Exchange Security") that are identical in all material respects to each class of the Securities, except for the transfer restrictions relating to the Securities and
(y) to issue and deliver to Holders of Remaining Securities, a like aggregate principal amount of Exchange Securities, (ii) use its reasonable best efforts to cause the Exchange Offer Registration Statement to become effective under the Securities Act as promptly as practicable after the filing thereof, but in no event later than 180 days after the Original Issue Date and the Registered Exchange Offer to be consummated no later than 195 days after the Original Issue Date and (iii) keep the Exchange Offer Registration Statement effective for not less than 30 days (or longer, if required by applicable law) after the date on which notice of the Registered Exchange Offer is mailed to the Holders (such period being called the "Exchange Offer Registration Period"). Each class of the Exchange Securities will be issued under the New 11 1/4% Senior Indenture, the New 12 1/8% Senior Indenture, the New Subordinated Indenture, as applicable, or an indenture (collectively, the "Exchange Securities Indentures" and each an "Exchange Securities Indenture") between the Company and the Trustee, as trustee (the "Exchange Securities Trustee"), such indentures to be identical in all material respects to the New 11 1/4% Senior Indenture, the New 12 1/8% Senior Indenture, the New Subordinated Indenture, as applicable, except for the transfer restrictions relating to the Securities (as described above). The Registered Exchange Offer shall not be subject to any conditions, other than that the Registered Exchange Offer does not violate applicable law or any applicable interpretation of the staff of the Commission.

                  (b) Upon the effectiveness of the Exchange Offer Registration Statement, the Company shall promptly commence the Registered Exchange Offer, it being the objective of such Registered Exchange Offer to enable each Holder electing to exchange Securities or Remaining Securities for Exchange Securities (assuming that such Holder (a) is not an affiliate of the Company or an Exchanging Dealer (as defined herein) not complying with the requirements of the next sentence, (b) acquires the Exchange Securities in the ordinary course of such Holder's business and (c) has no arrangements or understandings with any person to participate in the distribution of the Exchange Securities) to trade such Exchange Securities from and after their receipt without any limitations or restrictions under the Securities Act and without material restrictions under the securities laws of the several states of the United States. The Company, the Holders and each Exchanging Dealer acknowledge that, pursuant to current interpretations by the Commission's staff of Section 5 of the Securities Act, each Holder that is a broker-dealer electing to exchange Securities, acquired for its own account as a result of market-making activities or other trading activities, for Exchange Securities (an "Exchanging Dealer"), is required to deliver a prospectus containing substantially the information set forth in Annex A hereto on the cover, in Annex B hereto in the "Exchange Offer Procedures" section and the "Purpose of the Exchange Offer" section and in Annex C hereto in the "Plan of Distribution" section of such prospectus in connection with a sale of any such Exchange Securities received by such Exchanging Dealer pursuant to the Registered Exchange Offer.

                  (c) In connection with the Registered Exchange Offer, the Company shall:

                        (i) mail to each Holder a copy of the prospectus forming part of the Exchange Offer Registration Statement, together with an appropriate letter of transmittal and related documents;

                        (ii) keep the Registered Exchange Offer open for not less than 30 days (or longer, if required by applicable law) after the date on which notice of the Registered Exchange Offer is mailed to the Holders;

                        (iii) utilize the services of a depositary for the Registered Exchange Offer with an address in the Borough of Manhattan, The City of New York;

                        (iv) permit Holders to withdraw tendered Securities or Remaining Securities at any time prior to the close of business, New York City time, on the last business day on which the Registered Exchange Offer shall remain open; and

                        (v) otherwise comply in all respects with all laws that are applicable to the Registered Exchange Offer.

                  (d) As soon as practicable after the close of the Registered Exchange Offer, the Company shall:

                        (i) accept for exchange all Securities or Remaining Securities validly tendered and not properly withdrawn pursuant to the Registered Exchange Offer;

                        (ii) deliver to the Trustee for cancellation all Securities accepted for exchange; and

                        (iii) cause the Trustee or the Exchange Securities Trustee, as the case may be, promptly to authenticate and deliver to each Holder, Exchange Securities equal in principal amount to the Securities or Remaining Securities of such Holder so accepted for exchange.

                  (e) The Company shall use its reasonable best efforts to keep the Exchange Offer Registration Statement effective and to amend and supplement the prospectus contained therein in order to permit such prospectus to be used by all persons subject to the prospectus delivery requirements of the Securities Act for such period of time as such persons must comply with such requirements in order to resell the Exchange Securities; provided that (i) in the case where such prospectus and any amendment or supplement thereto must be delivered by an Exchanging Dealer, such period shall be the lesser of 180 days and the date on which all Exchanging Dealers have sold all Exchange Securities held by them and
(ii) the Company shall make such prospectus and any amendment or supplement thereto available to any broker-dealer for use in connection with any resale of any Exchange Securities for a period of not less than 90 days after the consummation of the Registered Exchange Offer.

                  (f) The Indenture or the Exchange Securities Indenture, as the case may be, shall provide that the Securities and the Exchange Securities shall vote and consent together on all matters as one class and that none of the Securities or the Exchange Securities will have the right to vote or consent as a separate class on any matter.

                  (g) Interest on each Exchange Security issued pursuant to the Registered Exchange Offer will accrue from the last interest payment date on which interest was paid on the Securities surrendered in exchange therefor or, if no interest has been paid on the Securities, from the Original Issue Date.

                  (h) Each Holder participating in the Registered Exchange Offer may be required to represent to the Company that at the time of the consummation of the Registered Exchange Offer (i) any Exchange Securities received by such Holder in the Exchange Offer will be acquired in the ordinary course of business, (ii) such Holder will have no arrangements or understanding with any person to participate in the distribution of the Securities or the Exchange Securities within the meaning of the Securities Act and (iii) such Holder is not an affiliate of the Company or, if it is such affiliate, such Holder will comply with the registration and prospectus delivery requirements of the Securities Act to the extent applicable.

                  (i) Notwithstanding any other provisions hereof, the Company will ensure that (i) any Exchange Offer Registration Statement and any amendment thereto and any prospectus forming part thereof and any supplement thereto complies in all material respects with the Securities Act and the rules and regulations of the Commission thereunder, (ii) any Exchange Offer Registration Statement and any amendment thereto does not, when it becomes effective, contain an untrue statement of a material fact or fail to state a material fact required to be stated therein or necessary to make the statements therein not misleading and (iii) any prospectus forming part of any Exchange Offer Registration Statement, and any supplement to such prospectus, does not, as of the consummation of the Registered Exchange Offer, include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

            2. Shelf Registration. If (i) because of any change in law or applicable interpretations thereof by the Commission's staff the Company is not permitted to effect the Registered Exchange Offer as contemplated by Section 1 hereof, or (ii) the Exchange Offer Registration Statement is not declared effective within 180 days following the Original Issue Date, or (iii) for any other reason the Registered Exchange Offer is not consummated within 195 days after the Original Issue Date, or (iv) any Holder so requests with respect to Securities not eligible to be exchanged for Exchange Securities in the Registered Exchange Offer and held by it following the consummation of the Registered Exchange Offer, or (v) any applicable law or interpretations do not permit any Holder to participate in the Registered Exchange Offer, or (vi) any Holder that participates in the Registered Exchange Offer does not receive freely transferrable Exchange Securities in exchange for tendered Securities, then the following provisions shall apply:

                  (a) The Company shall use its reasonable best efforts to file as promptly as practicable (but in no event more than 45 days after so required or requested pursuant to this Section 2) with the Commission, and thereafter shall use its reasonable best efforts to cause to be declared effective, a shelf registration statement on an appropriate form under the Securities Act relating to the offer and sale of the Registrable Securities (as defined herein) by the Holders thereof from time to time in accordance with the methods of distribution set forth in such registration statement (hereafter, a "Shelf Registration Statement") and, together with any Exchange Offer Registration Statement, a "Registration Statement").

                  (b) The Company shall use its reasonable best efforts to keep the Shelf Registration Statement continuously effective in order to permit the prospectus forming part thereof to be used by Holders of Registrable Securities for a period of two years from the Original Issue Date or such shorter period that will terminate when all the Registrable Securities covered by the Shelf Registration Statement have been sold pursuant thereto (in any such case, such period being called the "Shelf Registration Period"). The Company shall be deemed not to have used its reasonable best efforts to keep the Shelf Registration Statement effective during the requisite period if it voluntarily takes any action that would result in Holders of Registrable Securities covered thereby not being able to offer and sell such Registrable Securities during that period. The Company shall not permit any securities other than the Exchange Securities to be included in the Shelf Registration Statement.

                  (c) Notwithstanding any other provisions hereof, the Company will ensure that (i) any Shelf Registration Statement and any amendment thereto and any prospectus forming part thereof and any supplement thereto complies in all material respects with the Securities Act and the rules and regulations of the Commission thereunder, (ii) any Shelf Registration Statement and any amendment thereto (in either case, other than with respect to information included therein in reliance upon or in conformity with written information furnished to the Company by or on behalf of any Holder specifically for use therein (the "Holders' Information")) does not, when it becomes effective, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading and (iii) any prospectus forming part of any Shelf Registration Statement, and any supplement to such prospectus (in either case, other than with respect to Holders' Information), does not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

            3. Liquidated Damages. (a) The parties hereto agree that the Holders of Registrable Securities will suffer damages if the Company fails to fulfill its obligations under Section 1 or Section 2, as applicable, and that it would not be feasible to ascertain the extent of such damages. Accordingly, if (i) the applicable Registration Statement is not filed with the Commission on or prior to 120 days after the Original Issue Date, (ii) the Exchange Offer Registration Statement or the Shelf Registration Statement, as the case may be, is not declared effective within 180 days after the Original Issue Date (or in the case of a Shelf Registration Statement required to be filed in response to a change in law or the applicable interpretations of the Commission's staff, if later, within 30 days after publication of the change in law or interpretation), (iii) the Registered Exchange Offer is not consummated on or prior to 195 days after the Original Issue Date, or (iv) the Shelf Registration Statement is filed and declared effective within 120 days after the Original Issue Date or in the case of a Shelf Registration Statement required to be filed in response to a change in law or the applicable interpretations of Commission's staff, if later, within 30 days after publication of the change in law or interpretation) but shall thereafter cease to be effective (at any time that the Company is obligated to maintain the effectiveness thereof) without being succeeded within 30 days by an additional Registration Statement filed and declared effective (each such event referred to in clauses (i) through (iv), a "Registration Default"), the Company will be obligated to pay, or cause to be paid, in addition to amounts otherwise due under the Indenture and the Exchange Securities, as liquidated damages, and not as a penalty, to each Holder of Registrable Securities, an additional amount during the first 90-day period immediately following the occurrence of one or more such Registration Defaults, in an amount equal to $0.05 per week per $1,000 principal amount of Registrable Securities held by such Holder. The amount of the liquidated damages thereafter will increase each week by an additional $0.05 per $1,000 principal amount of Registrable Securities, up to a maximum amount of liquidated damages of $0.30 per week per $1,000 principal amount of Registrable Securities, until (i) the applicable Registration Statement is filed, (ii) the Exchange Offer Registration Statement is declared effective and the Registered Exchange Offer is consummated with respect to all validly tendered Securities,
(iii) the Shelf Registration Statement is declared effective or (iv) the Shelf Registration Statement again becomes effective, as the case may be. Following the cure of all Registration Defaults, the accrual of liquidated damages will cease. As used herein, the term "Registrable Securities" means (i) each Security until the date on which such Security has been exchanged for a freely transferable Exchange Security in the Registered Exchange Offer, (ii) each Security until the date on which it has been effectively registered under the Securities Act and disposed of in accordance with the Shelf Registration Statement or (iii) each Security until the date on which it is distributed to the public pursuant to Rule 144 under the Securities Act or is saleable pursuant to Rule 144(k) under the Securities Act. Notwithstanding anything to the contrary in this Section 3(a), the Company shall not be required to pay liquidated damages to a Holder of Registrable Securities if such Holder failed to comply with its obligations to make the representations set forth in the second to last paragraph of Section 1 or failed to provide the information required to be provided by it, if any, pursuant to Section 5(n) upon the Company's request.

                  (b) The Company shall notify the Trustee and the Paying Agent under the Indenture immediately upon the happening of each and every Registration Default. The Company shall pay the liquidated damages due on the Registrable Securities by depositing with the Paying Agent (which may not be the Company for these purposes), in trust, for the benefit of the Holders thereof, prior to 10:00 a.m., New York City time, on or before the next interest payment date specified by the Indenture and the Securities, immediately available funds in sums sufficient to pay the liquidated damages then due. The liquidated damages due shall be payable on each interest payment date specified by the Indenture and the Securities to the record holder entitled to receive the interest payment to be made on such date. Each obligation to pay liquidated damages shall be deemed to accrue from and including the date of the applicable Registration Default.

                  (c) The parties hereto agree that the liquidated damages provided for in this Section 3 constitute a reasonable estimate of and are intended to constitute the sole damages that will be suffered by Holders of Registrable Securities by reason of the failure of (i) the Shelf Registration Statement or the Exchange Offer Registration Statement to be filed, (ii) the Shelf Registration Statement to remain effective or (iii) the Exchange Offer Registration Statement to be declared effective and the Registered Exchange Offer to be consummated, in each case to the extent required by this Agreement.

            4. Hold-Back Agreements. The Company agrees without the prior written consent of the Holders of a majority of the aggregate principal amount of the then outstanding Registrable Securities, not to effect any public or private sale or distribution (including a sale pursuant to Regulation D under the Securities Act) of any securities the same as or similar to those covered by a Registration Statement filed pursuant to Section 1 or 2 hereof, or any securities convertible into or exchangeable or exercisable for such securities, during the 10 days prior to, and during the 30-day period beginning on, (A) the effective date of any Registration Statement filed pursuant to Sections 1 and 2 hereof unless the Holders of a majority in principal amount of Registrable Securities to be included in such Registration

Statement consent or (B) the commencement of an underwritten public distribution of Registrable Securities, where the managing underwriter so requests.

            5. Registration Procedures. In connection with any Registration Statement, the following provisions shall apply:

                  (a) The Company shall (i) include the information set forth in Annex A hereto on the cover, in Annex B hereto in the "Exchange Offer Procedures" section and the "Purpose of the Exchange Offer" section and in Annex C hereto in the "Plan of Distribution" section of the prospectus forming a part of the Exchange Offer Registration Statement, and include the information set forth in Annex D hereto in the Letter of Transmittal delivered pursuant to the Registered Exchange Offer and (ii) if requested by the Holders, include the information required by Items 507 or 508 of Regulation S-K, as applicable, in the prospectus forming a part of the Exchange Offer Registration Statement.

                  (b) The Company shall advise each Exchanging Dealer and the Holders (if applicable) and, if requested by any such person, confirm such advice in writing (which advice pursuant to clauses (ii) - (v) hereof shall be accompanied by an instruction to suspend the use of the prospectus until the requisite changes have been made):

                        (i) when any Registration Statement and any amendment thereto has been filed with the Commission and when such Registration Statement or any post-effective amendment thereto has become effective;

                        (ii) of any request by the Commission for amendments, supplements to any Registration Statement or the prospectus included therein or for additional information;

                        (iii) of the issuance by the Commission of any stop order suspending the effectiveness of any Registration Statement or the initiation of any proceedings for that purpose;

                        (iv) of the receipt by the Company of any notification with respect to the suspension of the qualification of the Securities or the Exchange Securities for sale in any jurisdiction or the initiation threatening of any proceeding for such purpose; and

                        (v) of the happening of any event that requires the making of any changes in any Registration Statement or the prospectus included therein in order that the statements therein are not misleading and do not omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

                  (c) The Company will use its best efforts to prevent the issuance of any order suspending the effectiveness of the Registration Statement or of any order preventing or suspending the use of a prospectus or suspending the qualification (or exemption from qualification) of any of the Securities for sale in any jurisdiction, and if any such order is issued, and will use its reasonable best efforts to obtain the withdrawal at the earliest possible time of any order suspending the effectiveness of any Registration Statement.

                  (d) The Company will furnish to each Holder of Registrable Securities included within the coverage of any Shelf Registration Statement, without charge, at least one conformed copy of such Shelf Registration Statement and any post-effective amendment thereto, including financial statements and schedules and, if any such Holder so requests in writing, all exhibits thereto (including those, if any, incorporated by reference).

                  (e) The Company will, during the Shelf Registration Period, promptly deliver to each Holder of Registrable Securities included within the coverage of any Shelf Registration Statement, without charge, as many copies of the prospectus (including each preliminary prospectus) included in such Shelf Registration Statement and any amendment or supplement thereto as such Holder may reasonably request; and the Company consents to the use of such prospectus or any amendment or supplement thereto by each of the selling Holders of Registrable Securities in connection with the offer and sale of the Registrable Securities covered by such prospectus or any amendment or supplement thereto.

                  (f) The Company will furnish to each Exchanging Dealer, and to any Holder who so requests, without charge, at least one conformed copy of the Exchange Offer Registration Statement and any post-effective amendment thereto, including financial statements and schedules and, if any Exchanging Dealer or any Holder requests in writing, all exhibits thereto (including those, if any, incorporated by reference).

                  (g) The Company will, during the Exchange Offer Registration Period or the Shelf Registration Period, as applicable, promptly deliver to each Exchanging Dealer and such other persons that are required to deliver a prospectus following the Registered Exchange Offer, without charge, as many copies of the final prospectus included in the Exchange Offer Registration Statement or the Shelf Registration Statement and any amendment or supplement thereto as such Exchanging Dealer or other persons may reasonably request; and the Company consents to the use of such prospectus or any amendment or supplement thereto by any such Exchanging Dealer or other persons, as applicable, as aforesaid.

                  (h) Prior to the effective date of any Registration Statement, the Company will use its reasonable best efforts to register or qualify, or cooperate with the Holders of Securities or Exchange Securities included therein and their respective counsel in connection with the registration or qualification of, such Securities or Exchange Securities for offer and sale under the securities or blue sky laws of such jurisdictions as any such Holder reasonably requests in writing and do any and all other acts or things necessary or advisable to enable the offer and sale in such jurisdictions of the Securities or Exchange Securities covered by such Registration Statement; provided that the Company will not be required to qualify generally to do business in any jurisdiction where it is not then so qualified or to take any action which would subject it to general service of process or to taxation in any such jurisdiction where it is not then so subject.

                  (i) The Company will cooperate with the Holders of Securities or Exchange Securities to facilitate the timely preparation and delivery of certificates representing Securities or Exchange Securities to be sold pursuant to any Registration Statement free of any restrictive legends and in such denominations and registered in such names as the Holders thereof may request in writing prior to sales of Securities or Exchange Securities pursuant to such Registration Statement.

                  (j) If any event contemplated by Section 5(b)(ii) through (v) occurs during the period for which the Company is required to maintain an effective Registration Statement, the Company will promptly prepare and file with the Commission a post-effective amendment to the Registration Statement or a supplement to the related prospectus or file any other required document so that, as thereafter delivered to purchasers of the Securities or Exchange Securities from a Holder, the prospectus will not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

                  (k) Not later than the effective date of the applicable Registration Statement, the Company will provide a CUSIP number for the Securities and the Exchange Securities, as the case may be, and provide the applicable trustee with printed certificates for the Securities or the Exchange Securities, as the case may be, in a form eligible for deposit with The Depository Trust Company.

                  (l) The Company will comply with all applicable rules and regulations of the Commission and will make generally available to its security holders as soon as practicable after the effective date of the applicable Registration Statement an earning statement satisfying the provisions of Section 11(a) of the Securities Act; provided that in no event shall such earning statement be delivered later than 45 days after the end of a 12 month period (or 90 days, if such period is a fiscal year) beginning with the first month of the Company's first fiscal quarter commencing after the effective date of the applicable Registration Statement, which statement shall cover such 12-month period.

                  (m) The Company will cause the Indenture or the Exchange Securities Indenture, as the case may be, to be qualified under the Trust Indenture Act as required by applicable law in a timely manner.

                  (n) The Company may require each Holder of Registrable Securities to be registered pursuant to any Shelf Registration Statement to furnish to the Company such information concerning the Holder and the distribution of such Registrable Securities as the Company may from time to time reasonably require for inclusion in such Shelf Registration Statement, and the Company may exclude from such registration the Registrable Securities of any Holder that fails to furnish such information within a reasonable time after receiving such request.

                  (o) In the case of a Shelf Registration Statement, each Holder of Registrable Securities to be registered pursuant thereto agrees by acquisition of such Registrable Securities that, upon receipt of any notice from the Company pursuant to Section 5(b)(ii) through (v), such Holder will discontinue disposition of such Registrable Securities until such Holder's receipt of copies of the supplemental or amended prospectus contemplated by
Section 5(j) or until advised in writing (the "Advice") by the Company that the use of the applicable prospectus may be resumed. If the Company shall give any notice under Section 5(b)(ii) through (v) during the period that the Company is required to maintain an effective Registration Statement (the "Effectiveness Period"), such Effectiveness Period shall be extended by the number of days during such period from and including the date of the giving of such notice to and including the date when each seller of Registrable Securities covered by such Registration Statement shall have received (x) the copies of the supplemental or amended prospectus contemplated by Section 5(j) (if an amended or supplemental prospectus is required) or (y) the Advice (if no amended or supplemental prospectus is required).

                  (p) In the case of a Shelf Registration Statement, the Company shall enter into such customary agreements (including, if requested, an underwriting agreement in customary form) and take all such other action, if any, as Holders of a majority in aggregate principal amount of the Securities and Exchange Securities being sold or the managing underwriters (if any) shall reasonably request in order to facilitate any disposition of Securities or Exchange Securities pursuant to such Shelf Registration Statement.

                  (q) In the case of a Shelf Registration Statement, the Company shall (i) make reasonably available for inspection by a representative of, and Special Counsel (as defined below) acting for, Holders of a majority in aggregate principal amount of the Securities and Exchange Securities being sold and any underwriter participating in any disposition of Securities and Exchange Securities pursuant to such Shelf Registration Statement, all relevant financial and other records, pertinent corporate documents and properties of the Company and it subsidiaries and (ii) use its reasonable best efforts to have its officers, directors, employees, accountants and counsel supply all relevant information reasonably requested by such representative, Special Counsel or any such underwriter (an "Inspector") in connection with such Shelf Registration Statement.

                  (r) In the case of a Shelf Registration Statement, the Company shall, if requested by Holders of a majority in aggregate principal amount of the Securities and Exchange Securities being sold, their Special Counsel, or the managing underwriters (if any) in connection with such Shelf Registration Statement, use its reasonable best efforts to cause (i) its counsel to deliver an opinion relating to the Shelf Registration Statement and the Securities and Exchange Securities, as applicable, in customary form, (ii) its officers to execute and deliver all customary documents and certificates requested by Holders of a majority in aggregate principal amount of the Securities and Exchange Securities being sold, their Special Counsel or the managing underwriters (if any) and (iii) its independent public accountants to provide a comfort letter in customary form subject to receipt of appropriate documentation as contemplated, and only if permitted, by Statement of Auditing Standards No. 72.

            6. Registration Expenses. The Company will bear all fees and expenses incurred in connection with the performance of its obligations under Sections 1, 2, 3, 4 and 5 and the Company will reimburse the Holders for the reasonable fees and disbursements of one firm of attorneys in addition to any local counsel) chosen by the Holders of a majority in aggregate principal amount of the Securities and Exchange Securities to be sold pursuant to each Registration Statement or Shelf Registration Statement (including, without limitation, any underwritten registrations) (the "Special Counsel") acting for the Holders in connection therewith and other reasonable and necessary out-of-pocket expenses of the Holders incurred in connection with the registration of Exchange Securities. The Company shall pay all documentary, stamp, transfer or other transactional taxes attributable to the issuance or delivery of the Exchange Securities in exchange for the Securities; provided that the Company shall not be required to pay taxes payable in respect of any transfer involved in the issuance or delivery of any Exchange Security in a name other than that of the holder of the Securities in respect of which such Exchange Security is being issued.

            7. Indemnification. (a) In the event of a Shelf Registration Statement or in connection with any prospectus delivery pursuant to an Exchange Offer Registration Statement by an Exchanging Dealer, as applicable, the Company shall indemnify and hold harmless each Holder (including, without limitation, any such Exchanging Dealer), its affiliates, their respective officers, directors, employees, representatives and agents, and each person, if any, who controls such Holder within the meaning of the Securities Act or the Exchange Act (collectively referred to for purposes of this Section 7 and Section 8 as a Holder) from and against any loss, claim, damage or liability, joint or several, or any action in respect thereof (including, without limitation, any loss, claim, damage, liability or action relating to purchases and sales of Securities or Exchange Securities), to which that Holder may become subject, whether commenced or threatened, under the Securities Act, the Exchange Act, any other federal or state statutory law or regulation, at common law or otherwise as incurred, insofar as such loss, claim, damage, liability or action, directly or indirectly, arises out of, or is based upon,
(i) any untrue statement or alleged untrue statement of a material fact contained in any such Registration Statement or any prospectus forming part thereof or in any amendment or supplement thereto or (ii) the omission or alleged omission to state therein a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, and shall reimburse each Holder promptly upon demand for any legal or other expenses reasonably incurred by that Holder in connection with investigating or defending or preparing to defend against or appearing as a third party witness in connection with any such loss, claim, damage, liability or action (including, without limitation, reasonable costs and expenses incurred in connection with investigating, preparing, pursing or defending against any of the foregoing) as such expenses are incurred; provided, however, that the Company shall not be liable in any such case to the extent that any such loss, claim, damage, liability or action arises out of, or is based upon, an untrue statement or alleged untrue statement in or omission or alleged omission from any of such documents in reliance upon and in conformity with any Holders' Information; and provided, further, that with respect to any such untrue statement in or omission from any related preliminary prospectus, the indemnity agreement contained in this Section 7(a) shall not inure to the benefit of any Holder from whom the person asserting any such loss, claims, damage, liability or action received Securities or Exchange Securities to the extent that such loss, claim, damage, liability or action of or with respect to such Holder results from the fact that
(A) a copy of the final prospectus was not sent or given to such person at or prior to the written confirmation of the sale of such Securities or Exchange Securities to such person and (B) the untrue statement in or omission from the related preliminary prospectus was corrected in the final prospectus unless, in either case, such failure to deliver the final prospectus was a result of non-compliance by the Company with Section 5(d), 5(e) or 5(g).

                  (b) In the event of a Shelf Registration Statement, each Holder shall indemnify and hold harmless the Company, its affiliates, their respective officers, directors, employees, representatives and agents, each person, if any, who controls the Company within the meaning of the Securities Act or the Exchange Act (collectively referred to for purposes of this Section 7(b) and Section 8 as the Company), from and against any loss, claim, damage or liability, joint or several, or any action in respect thereof, to which the Company may become subject, whether commenced or threatened, under the Securities Act, the Exchange Act, any other federal or state statutory law or regulation, at common law or otherwise, insofar as such loss, claim, damage, liability or action arises out of, or is based upon, (i) any untrue statement or alleged untrue statement of a material fact contained in any such Registration Statement or any prospectus forming part thereof or in any amendment or supplement thereto or (ii) the omission or alleged omission to state therein a material fact required to be stated therein, in the light of the circumstances under which they were made, not misleading, but in each case only to the extent that the untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with any Holders' Information furnished to the Company by such Holder, and shall reimburse the Company for any legal or other expenses reasonably incurred by the Company in connection with investigating or defending or preparing to defend against or appearing as a third party witness in connection with any such loss, claim, damage, liability or action as such expenses are incurred; provided, however, that no such Holder shall be liable for any indemnity claims hereunder in excess of the amount of net proceeds received by such Holder from the sale of Securities or Exchange Securities pursuant to such Shelf Registration Statement.

                  (c) Promptly after receipt by an indemnified party under this
Section 7 of notice of any claim or the commencement of any action, the indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party pursuant to Section 7(a) or 7(b), notify the indemnifying party in writing of the claim or the commencement of that action; provided, however, that the failure to notify the indemnifying party shall not relieve it from any liability which it may have under this Section 7 except to the extent (but only to the extent) that it has been materially prejudiced (through the forfeiture of substantive rights or defenses) by such failure; and provided, further, that the failure to notify the indemnifying party shall not relieve it from any liability which it may have to an indemnified party otherwise than under this Section 7. If any such claim or action shall be brought against an indemnified party, and it shall notify the indemnifying party thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it wishes, jointly with any other similarly notified indemnifying party within 20 business days after receipt of written notice from such indemnified party of such claim or action, to assume, at its expense, the defense thereof with counsel reasonably satisfactory to the indemnified party. After notice from the indemnifying party to the indemnified party of its election to assume the defense of such claim or action, the indemnifying party shall not be liable to the indemnified party under this Section 7 for any legal or other expenses subsequently incurred by the indemnified party in connection with the defense thereof other than the reasonable costs of investigation; provided, however, that an indemnified party shall have the right to retain its own counsel in any such action, but the fees, expenses and other charges of such counsel for the indemnified party will be at the expenses of such indemnified party unless (1) the employment of counsel by the indemnified party has been authorized in writing by the indemnifying party, (2) the indemnified party has reasonably concluded (based upon advice of counsel to the indemnified party) that there may be legal defenses available to it or other indemnified parties that are different from or in addition to those available to the indemnifying party, (3) a conflict or potential conflict exists (based upon advice of counsel to the indemnified party) between the indemnified party and the indemnifying party (in which case the indemnifying party will not have the right to direct the defense of such action on behalf of the indemnified party) or (4) the indemnifying party has not in fact employed counsel reasonably satisfactory to the indemnified party to assume the defense of such action within a reasonable time after receiving notice of the commencement of the action, in each of which cases the reasonable fees, disbursements and other charges of counsel will be at the expense of the indemnifying party or parties. It is understood that the indemnifying party or parties shall not, in connection with any proceeding or related proceedings in the same jurisdiction, be liable for the reasonable fees, disbursements and other charges of more than one separate firm of attorneys (in addition to any local counsel) at any one time for all such indemnified party or parties. Each indemnified party, as a condition of the indemnity agreements contained in Sections 7(a) and 7(b), shall use all reasonable efforts to cooperate with the indemnifying party in the defense of any such action or claim. No indemnifying party shall be liable for any settlement of any such action effected without its written consent (which consent shall not be unreasonably withheld), but if settled with its written consent or if there be a final judgment for the plaintiff in any such action, the indemnifying party agrees to indemnify and hold harmless any indemnified party from and against any loss or liability by reason of such settlement or judgment. No indemnifying party shall, without the prior written consent of the indemnified party (which consent shall not be unreasonably withheld), effect any settlement of any pending or threatened proceeding in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party, unless such settlement includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such proceeding (whether or not any indemnified party is a party thereto).

            8. Contribution. If the indemnification provided for in Section 7 is unavailable or insufficient to hold harmless an indemnified party under Section 7(a) or 7(b), then each indemnifying party shall, in lieu of indemnifying such indemnified party, shall have a joint and several obligation to contribute to the amount paid or payable by such indemnified party as a result of such loss, claim, damage or liability, or action in respect thereof, (i) in such proportion as shall be appropriate to reflect the relative benefits received by the Company from the offering and sale of the Securities, on the one hand, and a Holder with respect to the sale by such Holder of Securities or Exchange Securities, on the other, or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company on the one hand and such Holder on the other with respect to the statements or omissions that resulted in such loss, claim, damage or liability, or action in respect thereof, as well as any other relevant equitable considerations. The relative benefits received by the Company on the one hand and a Holder on the other with respect to such offering and such sale shall be deemed to be in the same proportion as the total net proceeds from the offering of the Securities (before deducting expenses) received by or on behalf of the Company as set forth in the table on the cover of the Offering Circular, on the one hand, bear to the total proceeds received by such Holder with respect to its sale of Securities or Exchange Securities, on the other. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to the Company or information supplied by the Company on the one hand or to any Holders' Information supplied by such Holder on the other, the intent of the parties and their relative knowledge, access to information and opportunity to correct or prevent such untrue statement or omission. The parties hereto agree that it would not be just and equitable if contributions pursuant to this
Section 8 were to be determined by pro rata allocation or by any other method of allocation that does not take into account the equitable considerations referred to herein. The amount paid or payable by an indemnified party as a result of loss, claim, damage or liability, or action in respect thereof, referred to above in this Section 8 shall be deemed to include, for purposes of this Section 8, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending or preparing to defend any such action or claim to the extent such party would have been indemnified for such fees. Notwithstanding the provisions of this Section 8, an indemnifying party that is a Holder of Securities or Exchange Securities shall not be required to contribute any amount in excess of the amount by which the total price at which the Securities or Exchange Securities sold by such indemnifying party to any purchaser exceeds the amount of any damages which such indemnifying party has otherwise paid or become liable to pay by reason of any untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from a person who was not guilty of such misrepresentation. The indemnity and contribution agreements contained in this
Section 8 are in addition to any liability that the indemnifying parties may have to the indemnified parties.

            9. Rules 144 and 144A. The Company covenants that it shall file the reports required to be filed by it under the Securities Act and the Exchange Act in a timely manner and, if at any time the Company is not required to file such reports, it will, upon the written request of any Holder of Registrable Securities, make publicly available other information so long as necessary to permit sales of such Holder's securities pursuant to Rules 144 and 144A. The Company covenants that it will take such further action as any Holder of Registrable Securities may reasonably request, all to the extent required from time to time to enable such Holder to sell Registrable Securities without registration under the Securities Act within the limitation of the exemptions provided by Rules 144 and 144A (including, without limitation, the requirements of Rule 144(d)(4)). Upon the written request of any Holder of Registrable Securities, the Company shall deliver to such Holder a written statement as to whether it has complied with such requirements. Notwithstanding the foregoing, nothing in this Section 9 shall be deemed to require the Company to register any of its securities pursuant to the Exchange Act.

            10. Underwritten Registrations. If any of the Registrable Securities covered by any Shelf Registration Statement are to be sold in an underwritten offering, the investment banker or investment bankers and manager or managers that will administer the offering will be selected by the Holders of a majority in aggregate principal amount of such Registrable Securities included in such offering, subject to the consent of the Company (which shall not be unreasonably withheld or delayed). No person may participate in any underwritten registration hereunder unless such person (i) agrees to sell such person's Registrable Securities on the basis reasonably provided in any underwriting arrangements approved by the persons entitled hereunder to approve such arrangements and (ii) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents reasonably required under the terms of such underwriting arrangements; provided that the provisions of this sentence may not be amended, modified or supplemented except in accordance with the provisions of the first sentence of this paragraph.

            11. Miscellaneous. (a) Amendments and Waivers. The provisions of this Agreement may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given, unless the Company has obtained the written consent of Holders of a majority in aggregate principal amount of the Securities or Exchange Securities, taken as a single class. Notwithstanding the foregoing, a waiver or consent to depart from the provisions hereof with respect to a matter that relates exclusively to the rights of Holders whose Securities or Exchange Securities are being sold pursuant to a Registration Statement and that does not directly or indirectly affect the rights of other Holders may be given by Holders of a majority in aggregate principal amount of the Securities or Exchange Securities being sold by such Holders pursuant to such Registration Statement; provided, that Section 1(a), 3 and 7 shall not be amended, modified or supplemented, and waivers or consents to departures from this proviso may not be given, unless the Company has obtained the written consent of each Holder.

                  (b) Notices. All notices and other communications provided for or permitted hereunder shall be made in writing by hand-delivery, certified first-class mail, telecopier or air courier guaranteeing next-day delivery:

                        (i) if to a Holder, at the most current address given by such Holder to the Company in accordance with the provisions of this
      Section 11(b), which address initially is, with respect to each Holder, the address of such Holder maintained by the Registrar under the Indenture; and

                        (ii) if to the Company, initially at the address of the Company set forth in the Offering Circular.

            All such notices and communications shall be deemed to have been duly given: when delivered by hand, if personally delivered; one business day after being delivered to a next-day air courier; five business days after being deposited in the mail postage prepaid; and when receipt is acknowledged by the recipient's telecopier machine, if sent by telecopier.

            Copies of all such notices, demands or other communications shall be concurrently delivered by the person giving the same to the Trustee under the Indenture at the address specified in such Indenture.

                  (c) Successors and Assigns. This Agreement shall be binding upon the Company and its successors and assigns.

                  (d) Counterparts. This Agreement may be executed in any number of counterparts (which may be delivered in original form or by telecopier) and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

                  (e) Definition of Terms. For purposes of this Agreement, (a) the term "business day" means any day on which the New York Stock Exchange, Inc. is open for trading, (b) the term "subsidiary" has the meaning set forth in Rule 405 under the Securities Act and (c) except where otherwise expressly provided, the term "affiliate" has the meaning set forth in Rule 405 under the Securities Act.

                  (f) Headings. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning thereof.

                  (g) Governing Law. This Agreement shall be governed and construed in accordance with the laws of the State of New York.

                  (h) No Inconsistent Agreements. The Company represents, warrants and agrees that (i) it has not entered into, shall not, on or after the date of this Agreement, enter into any agreement that is inconsistent with the rights granted to the Holders in this Agreement or otherwise conflicts with the provisions hereof, (ii) it has not previously entered into any agreement which remains in effect granting any registration rights with respect to any of its debt securities to any person and (iii) without limiting the generality of the foregoing, without the written consent of the Holders of a majority in aggregate principal amount of the then outstanding Registrable Securities, it shall not grant to any person the right to request the Company to register any debt securities of the Company under the Securities Act unless the rights so granted are not in conflict or inconsistent with the provisions of this Agreement.

                  (i) No Piggyback on Registrations. Neither the Company nor any of its security holders (other than the Holders of Registrable Securities in such capacity) shall have the right to include any securities of the Company in any Shelf Registration or Registered Exchange Offer other than Registrable Securities.

                  (j) Severability. The remedies provided herein are cumulative and not exclusive of any remedies provided by law. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, illegal, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated, and the parties hereto shall use their reasonable best efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restriction. It is hereby stipulated and declared to be the intention of the parties that they would have executed the remaining terms, provisions, covenants and restrictions without including any of such that may be hereafter declared invalid, illegal, void or unenforceable.

                  (k) Entire Agreement. This Agreement contains the entire agreement among the parties hereto with respect to the transactions contemplated herein and supersedes all prior agreements, negotiations, or understandings between the parties with respect to such subject matter.

                  (l) Attorneys' Fees. In any proceeding brought to enforce any provision of this Agreement, or where any provision hereof is validly asserted as a defense, the prevailing party, as determined by the courts, shall be entitled to recover reasonable attorney's fees in addition to its costs and expenses and any other available remedy.

                  (m) Securities Held by the Company or its Affiliates. Whenever the consent or approval of Holders of a specified percentage of Registrable Securities is required hereunder, Registrable Securities held by the Company or its affiliates (as such term is defined in Rule 405 under the Securities Act) (other than Holders deemed to be such affiliates solely by reason of their holdings of such Registrable Securities) shall not be counted in determining whether such consent or approval was given by the holders of such required percentage.

            IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.


                                  SFC NEW HOLDINGS, INC.

                                  By: /s/ Sean M. Stack
                                      ------------------------------------------
                                          Name: Sean M.  Stack
                                          Title: Vice President, Treasurer
                                                 and Assistant Secretary


                                  HOLDERS:

                                  By:
                                     -------------------------------------------
                                     Name:
                                     Title:

                                  By:
                                     -------------------------------------------
                                     Name:
                                     Title:

                                  By:
                                     -------------------------------------------
                                     Name:
                                     Title:

                                  By:
                                     -------------------------------------------
                                     Name:
                                     Title:

                                  By:
                                     -------------------------------------------
                                     Name:
                                     Title:

                                  By:
                                     -------------------------------------------
                                     Name:
                                     Title:

                                                                         ANNEX A

            Each broker-dealer that receives Exchange Securities for its own account pursuant to the Registered Exchange Offer must acknowledge that it will deliver a prospectus in connection with any resale of such Exchange Securities. The Letter of Transmittal states that by so acknowledging and by delivering a prospectus, a broker-dealer will not be deemed to admit that it is an "underwriter"within the meaning of the Securities Act. This Prospectus, as it may be amended or supplemented from time to time, may be used by a broker-dealer in connection with resales of Exchange Securities received in exchange for Securities where such Securities were acquired by such broker-dealer as a result of market-making activities or other trading activities. The Company has agreed that, for a period of 180 days after the Expiration Date (as defined herein), it will make this Prospectus available to any broker-dealer for use in connection with any such resale. See "Plan of Distribution."

                                                                         ANNEX B

            Each broker-dealer that receives Exchange Securities for its own account in exchange for Securities, where such Securities were acquired by such broker-dealer as a result of market-making activities or other trading activities, must acknowledge that it will deliver a prospectus in connection with any resale of such Exchange Securities. See "Plan of Distribution."

                                                                         ANNEX C

                              PLAN OF DISTRIBUTION

            Each broker-dealer that receives Exchange Securities for its own account pursuant to the Registered Exchange Offer must acknowledge that it will deliver a prospectus in connection with any resale of such Exchange Securities. This Prospectus, as it may be amended or supplemented from time to time, may be used by a broker-dealer in connection with resales of Exchange Securities received in exchange for Securities where such Securities were acquired as a result of market-making activities or other trading activities. The Company has agreed that, for a period of 180 days after the Expiration Date, it will make this prospectus, as amended or supplemented, available to any broker-dealer for use in connection with any such resale. In addition, until __________, __, all dealers effecting transactions in the Exchange Securities may be required to deliver a prospectus.(1)

            The Company will not receive any proceeds from any sale of Exchange Securities by broker-dealers. Exchange Securities received by broker-dealers for their own account pursuant to the Registered Exchange Offer may be sold from time to time in one or more transactions in the over-the-counter market, in negotiated transactions, through the writing of options on the Exchange Securities or a combination of such methods of resale, at market prices prevailing at the time of resale, at prices related to such prevailing market prices or at negotiated prices. Any such resale may be made directly to purchasers or to or through brokers or dealers who may receive compensation in the form of commissions or concessions from any such broker-dealer or the purchasers of any such Exchange Securities. Any broker-dealer that resells Exchange Securities that were received by it for its own account pursuant to the Registered Exchange Offer and any broker or dealer that participates in a distribution of such Exchange Securities may be deemed to be an "underwriter" within the meaning of the Securities Act and any profit on any such resale of Exchange Securities and any commission or concessions received by any such persons may be deemed to be underwriting compensation under the Securities Act. The Letter of Transmittal states that, by acknowledging that it will deliver and by delivering a prospectus, a broker-dealer will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act.

            For a period of 180 days after the Expiration Date the Company will promptly send additional copies of this Prospectus and any amendment or supplement to this Prospectus to any broker-dealer that requests such documents in the Letter of Transmittal. The Company has agreed to pay all expenses incident to the Registered Exchange Offer (including the expenses of one counsel for the Holders of the Securities) other than commissions or concessions of any broker-dealers and will

----------

(1) In addition, the legend required by Item 502(e) of Regulation S-K will appear on the back cover page of the Registered Exchange Offer prospectus.

indemnify the Holders of the Securities (including any broker-dealers) against certain liabilities, including under the Securities Act.

                                                                         ANNEX D

            |_| CHECK HERE IF YOU ARE A BROKER-DEALER AND WISH TO RECEIVE 10 ADDITIONAL COPIES OF THE PROSPECTUS AND 10 COPIES OF ANY AMENDMENTS OR SUPPLEMENTS THERETO.

                  Name: ____________________________________
                  Address: _________________________________

If the undersigned is not a broker-dealer, the undersigned represents that it is not engaged in, and does not intend to engage in, a distribution of Exchange Securities. If the undersigned is a broker-dealer that will receive Exchange Securities for its own account in exchange for Securities that were acquired as a result of market-making activities or other trading activities, it acknowledges that it will deliver a prospectus in connection with any resale of such Exchange Securities; however, by so acknowledging and by delivering a prospectus, the undersigned will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act.